RS INVESTMENT TRUST	THE PARK AVENUE PORTFOLIO®

SUPPLEMENT

to

Combined Prospectus/Proxy Statement

dated August 15, 2006

The following information relating to The Guardian Cash Management Fund and RS Cash Management Fund replaces the information provided on pages 10-13 of the Combined Prospectus/Proxy Statement dated August 15, 2006 with respect to The Guardian Cash Management Fund and RS Cash Management Fund:

Annual Fund Operating Expenses

(deducted directly from fund assets)

Class B shares

Fund	Management Fees	Distribution (12b-1) Fees	Other Expenses*	Total Annual Fund Operating Expenses	Expense Limitation/ Fee Waiver	Net Expenses
The Guardian Cash Management Fund (1)	0.50%(2)	0.75%	0.61%	1.86%	—	—
RS Cash Management Fund	0.50%(2)	1.00%	0.36%	1.86%†	(0.26)%†	1.60%†

*  Includes Administrative Service Fee of 0.25% for The Guardian Cash Management Fund. The Fund pays this fee at an annual rate of 0.25% of its respective average daily net assets in Class B shares.

† Expense limitation with respect to the Fund’s “Total Annual Operating Expenses” is imposed pursuant to a written agreement between RS Investments and the Fund in effect through December 31, 2009. The effect of these limitations is reflected under the caption “Expense Limitation/Fee Waiver.”  RS Investments may terminate the limitation for the Fund after December 31, 2009. “Net Expenses” reflect the effect of this expense limitation on “Total Annual Fund Operating Expenses.”

(1) The fees and expenses shown do not reflect GIS’s assumption of the Fund’s ordinary operating expenses in excess of the percentage set forth below of the Fund’s average daily net assets of its Class B shares:

The Guardian Cash Management Fund	1.60%

For the period from January 17, 2002 to April 29, 2005, GIS increased its subsidy of the ordinary operating expenses attributable to Class B shares of the Fund due to an environment of historically low interest rates. As a result, for the year ended December 31, 2005, the Fund’s net expenses for Class B shares were 1.47%, which reflects the additional subsidy that was in effect until April 29, 2005. On April 30, 2005 and after, the expense limitation with respect to Class B shares of the Fund was 1.60%.

(2) The management fee is reduced to 0.45% on the Fund’s average net assets in excess of $500 million.

Class C  shares

Fund	Management Fees	Distribution (12b-1) Fees	Other Expenses*	Total Annual Fund Operating Expenses	Expense Limitation/ Fee Waiver	Net Expenses
The Guardian Cash Management Fund (1)	0.50% (2)	0.75%	0.43%	1.68%	—	—
RS Cash Management Fund	0.50% (2)	1.00%	0.18%	1.68%†	(0.08)%†	1.60%†

*  Includes Administrative Service Fee of 0.25% for The Guardian Cash Management Fund. The Fund pays this fee at an annual rate of 0.25% of its average daily net assets in Class C shares.

† Expense limitation with respect to the Fund’s “Total Annual Operating Expenses” is imposed pursuant to a written agreement between RS Investments and the Fund in effect through December 31, 2009. The effect of this limitation is reflected under the caption “Expense Limitation/Fee Waiver.”  RS Investments may terminate the limitation for the Fund after December 31, 2009. “Net Expenses” reflect the effect of this expense limitation on “Total Annual Fund Operating Expenses.”

(1) The fees and expenses shown do not reflect GIS’s assumption of the Fund’s ordinary operating expenses in excess of the percentage set forth below of the Fund’s average daily net assets of its Class C shares:

The Guardian Cash Management Fund	1.60%

For the period from January 17, 2002 to April 29, 2005, GIS increased its subsidy of the ordinary operating expenses attributable to Class C shares of the Fund due to an environment of historically low interest rates. As a result, for the year ended December 31, 2005, the Fund’s net expenses for Class C shares were 1.47%, which reflects the additional subsidy that was in effect until April 29, 2005. On April 30, 2005 and after, the expense limitation with respect to Class C shares of the Fund was 1.60%.

(2) The management fee is reduced to 0.45% on the Fund’s average net assets in excess of $500 million.

The following information relating to The Guardian Cash Management Fund and RS Cash Management Fund replaces the information provided on pages 18 and 20 of the Combined Prospectus/Proxy Statement dated August 15, 2006 with respect to The Guardian Cash Management Fund and RS Cash Management Fund:

Examples

Class B shares

The Guardian Cash Management Fund
If you sold all of your shares at the end of the periods shown	$489	$785	$1,106	$1,931
If you did not sell any of your shares at the end of the periods shown	$189	$585	$1,006	$1,931
RS Cash Management Fund
If you sold all of your shares at the end of the periods shown	$468	$721	$1,051	$1,909
If you did not sell any of your shares at the end of the periods shown	$168	$521	$951	$1,909

Class C  shares

The Guardian Cash Management Fund
If you sold all of your shares at the end of the periods shown	$271	$530	$913	$1,987
If you did not sell any of your shares at the end of the periods shown	$171	$530	$913	$1,987
RS Cash Management Fund
If you sold all of your shares at the end of the periods shown	$268	$521	$914	$2,020
If you did not sell any of your shares at the end of the periods shown	$168	$521	$914	$2,020

September 8, 2006